Other Financial Assets At Fair Value Through Profit Or Loss	12 Months Ended
Dec. 31, 2019
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Other Financial Assets At Fair Value Through Profit Or Loss
12. OTHER FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Group
	2019 £m	2018 £m
Loans and advances to customers:
Loans to housing associations	12	13
Other loans	528	496

	540	509
Debt securities	298	3,263
Equity securities	135	93
Reverse repurchase agreements – non trading	0	2,272

	973	6,137

For the Santander UK group, other financial assets at FVTPL comprised £465m (2018: £1,521m) of financial assets designated at FVTPL and £509m (2018: £4,616m) of financial assets mandatorily held at FVTPL.
Loans and advances to customers principally represented other loans, being a portfolio of roll-up
mortgages and deferred consideration following the partial sale of the portfolio. These are managed, and have their performance evaluated, on a fair value basis in accordance with a documented investment strategy, and information about them is provided on that basis to management. Since 2009, the Santander UK group’s policy has been not to designate similar new loans at fair value through profit or loss.
In 2019 £2.1bn of senior tranches of credit linked notes
 related to an SRT securiti
sation
, which were previously classified as debt securities in the table above, were presented on a net basis. This followed a deed of amendment, including a legal right of set-off
between the principal amounts of the senior tranches of credit linked notes and the related
 cash deposits included as collateral in Note 21. At 31 December 2019 the amount of this netting was £1.5bn.
The net (loss)/gain in the year attributable to changes in credit risk for loans and advances at fair value through profit or loss was £nil (2018: £(1)m, 2017: £49m). The cumulative net loss attributable to changes in credit risk for loans and advances at fair value through profit or loss at 31 December 2019 was £2m (2018: £2m).